                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
             UNREGISTERED 9 7/8% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                              THERMADYNE MFG. LLC
                                      AND

                            THERMADYNE CAPITAL CORP.

       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST 4, 1998

     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 9 7/8% Senior Subordinated Notes due 2008 (the "Old Notes") of Thermadyne Mfg. LLC and Thermadyne Capital Corp. are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 3, 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

                                  Deliver to:
              State Street Bank and Trust Company, Exchange Agent

   By Registered or Certified Mail:               By Hand (in Boston):
  State Street Bank and Trust Company      State Street Bank and Trust Company
             P.O. Box 778                        Two International Place
      Boston, Massachusetts 02102             Fourth Floor, Corporate Trust
   Attn: Corporate Trust Department            Boston, Massachusetts 02110
             Kellie Mullen
         By Overnight Courier:                   By Hand (in New York):
  State Street Bank and Trust Company     State Street Bank and Trust Company,
        Two International Place                           N.A.
      Boston, Massachusetts 02110                61 Broadway, 15th Floor
   Attn: Corporate Trust Department              Corporate Trust Window
             Kellie Mullen                      New York, New York 10006
            (617) 644-5587

                               Telephone Number:
                                 (617) 664-5587

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Thermadyne Mfg. LLC, a Delaware limited liability company, and Thermadyne Capital Corp., a Delaware corporation (collectively, the "Issuers"), in accordance with the Issuers' offer, upon the terms and subject to the conditions set forth in the Prospectus dated August 4, 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt
of which is hereby acknowledged, $       in aggregate principal amount of Old
Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered
Holder(s):
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                                 (PLEASE TYPE OR PRINT)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holders(s):
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Dated:
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[ ] The Depository Trust Company
    (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.